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                                                                   EXHIBIT 10.23

INDUSTRIAL LOFT LEASE                      NO. 1200            GEORGE E. COLE(R)
(REPLACES OLD FORM L.B.B. 1200)           June, 1968                 LEGAL FORMS

                              INDUSTRIAL LOFT LEASE

DATE OF LEASE                     TERM OF LEASE                     MONTHLY RENT
                       BEGINNING                 ENDING

January 28, 2004    January 28, 2004                        $6,326.00 per month
                                        January 31, 2009    See Rider for Annual
                                                            Increases

Location of Premises:

Second (2nd) floor of industrial building known as 475 Industrial Way, West Chicago, Illinois, approximately 16,869 square feet

Purpose:

Offices in connection with Lessee's business of the manufacture, importation and distribution of high performance circuit boards.

       LESSEE                                                  LESSOR
NAME      -    M-Wave Inc.                              NAME AND  -    AMI Partners, L.L.C.
               Attention: James Mayer                   BUSINESS  -    Attention: Gordhan Patel
ADDRESS   -    475 Industrial Blvd.                     ADDRESS   -    3617 Wolf Road
               West Chicago, Illinois 60185                            Franklin Park, Illinois 60131

         In consideration of the mutual covenants and agreements herein stated, Lessor hereby leases to Lessee and Lessee hereby leases from Lessor solely for the above purpose the premises designated above (the "Premises"), together with the appurtenances thereto, for the above Term.

RENT

         1. Lessee shall pay Lessor or Lessor's agent as rent (the "Base Rent") for the Premises the sum stated above, monthly in advance, until termination of this lease, at Lessor's address stated above or such other address as Lessor may designate in writing. The rent for the month of January, 2004 shall be prorated on a daily basis from the beginning date of lease.

CONDITION AND UPKEEP OF PREMISES

         2. Lessee has examined and knows the condition of the Premises and has received the same in good order and repair, and acknowledges that no representations as to the condition and repair thereof have been made by Lessor, or his agent, prior to or at the execution of this lease that are not herein expressed; Lessee will keep the Premises in good repair, replacing all broken glass with glass of the same size and quality as that broken, and will replace all damaged plumbing fixtures with others of equal quality, and will keep the Premises in a clean and healthful condition according to the applicable municipal ordinances and the direction of the proper public officers during the term of this lease at Lessee's expense, and upon the termination of this lease, in any way, will yield up the Premises to Lessor, in good condition and repair, loss by fire and ordinary wear excepted, and will deliver the keys therefor at the place of payment of said rent.

LESSEE NOT TO MISUSE; SUBLET; ASSIGNMENT

         3. Lessee will not allow the Premises to be used for any purpose that will increase the rate of insurance thereon, nor for any purpose other than that hereinbefore specified, and will not load floors with machinery or goods beyond the floor load rating prescribed by applicable municipal ordinances, and will not allow the Premises to be occupied in whole, or in part, by any other person, and will not sublet the same or any part thereof, nor assign this lease without in each case the written consent of the Lessor first had, and Lessee will not permit any transfer by operation of law of the interest in the Premises acquired through this lease, and will not permit the Premises to be used for any unlawful purpose, or for any purpose that will injure the reputation of the building of which they are a part, or increase the fire hazard of said building or disturb the tenants of such building or the neighborhood, and will not permit the same to remain vacant or unoccupied; and will not allow any signs, cards or placards to be posted, or placed thereon, nor permit any alteration of, or addition to any part, of the Premises, except by written consent of Lessor; all alterations and additions to the Premises shall remain for the benefit of Lessor unless otherwise provided in the consent aforesaid. All elevators or other equipment in or about the Premises shall be operated solely at Lessee's risk, except such as may be operated exclusively by Lessor.

MECHANIC'S LIEN

         4. Lessee will not permit any mechanic's lien or liens to be placed upon the Premises or any building of which Premises are a part or related improvement during the term hereof, and in case of the filing of any such lien will promptly pay same. If default in payment thereof shall continue for thirty
(30) days after written notice thereof from Lessor to the Lessee, the Lessor shall have the right and privilege at Lessor's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interests, shall be so much additional indebtedness hereunder due from Lessee to Lessor and shall be repaid to Lessor immediately on rendition of bill therefor. *See Rider

INDEMNITY FOR ACCIDENTS

         5. Lessee covenants and agrees that he will protect and save and keep the Lessor forever harmless and indemnified against and from any penalty or damages or charges imposed for any violation of any laws or ordinances, whether occasioned by the neglect of Lessee or those holding under Lessee, and that Lessee will at all times protect, indemnify and save and keep harmless the Lessor against and from any and all loss, cost, damage or expense, arising out of or from any accident or other occurrence on or about the Premises, causing injury to any person or property whomsoever or whatsoever*and will protect, indemnify and save and keep

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                                                                          PAGE 2

the Lessor may, without notice to the Lessee, shut off and discontinue the supply of electric current for light and power in the Premises, and such act of shutting off the electric current shall not be held or pleaded as an eviction or a disturbance in any manner whatever of the Lessee's possession, or relieve Lessee from the payment of rent when due, or vary or change any other provision of this lease, or render the Lessor liable for damages of any kind whatsoever. *See Rider

         It is mutually agreed that the Lessor, upon giving thirty days' prior notice in writing of his intention so to do, may discontinue supplying electric current to the Lessee without in any way affecting the other provisions of this lease, and the Lessor agrees that before he shall discontinue supplying electric current to the Lessee he will provide for the Lessee another source of supply of electric current and will connect the Premises with such other source of supply at Lessee's expense.

WATER

         8. Lessor will furnish to Lessee during the term of this lease all necessary water for sanitary purposes, used in connection with the toilets and wash basins located in the Premises. If Lessee shall require water for purposes other than those above mentioned, Lessor may install a water meter and furnish water to Lessee for purposes other than above named at the same rate that Lessor shall be required to pay to its supplier of water, for the amount of water indicated by said meter as being used by Lessee.

         Should Lessee fail to pay the bills for such water and for electric current and gas, when due, Lessor shall have the right to pay same, the amount whereof, together with any sums paid by the Lessor to keep the Premises in a healthy condition as above specified, are declared to be so much additional rent, and to be payable with the next installment of rent due hereunder. *See Rider

HEAT AND ELEVATORS

         9. Lessor will furnish Lessee, from October 1st to May 1st, heat when necessary for the purpose for which said premises are leased, from 8:00 o'clock A.M. to 5:30 o'clock P.M., except Saturdays after 1:00 o'clock P.M., Sundays, and legal holidays. Lessee shall have use of elevators in common with other tenants daily (except Saturdays after 1:00 o'clock P.M., Sundays, and holidays) during said hours. Lessor shall not be liable for failure to supply heat or elevator service occasioned by the breaking down of machinery or equipment or by strikes, accidents, unavoidable delays, or causes beyond the control of Lessor.

ACCESS TO PREMISES

         10. Lessee will allow Lessor free access to the Premises for the purpose of examining or exhibiting the same, or to make any needful repairs, or alterations thereof which Lessor may see fit to make and will allow to have placed upon the Premises at all times notice of "For Sale" and "To Rent", and will not interfere with the same.

ABANDONMENT AND RELETTING

         11. If Lessee shall abandon or vacate the Premises, or if Lessee's right to occupy the Premises be terminated by Lessor by reason of Lessee's breach of any of the covenants herein, the same may be re-let by Lessor for such rent and upon such terms as Lessor may deem fit; and if a sufficient sum shall not thus be realized monthly, after paying the expenses of such re-letting and collecting to satisfy the rent hereby reserved, Lessee agrees to satisfy and pay all deficiency, monthly, during the remaining period of this lease. *in effect at the date of termination.

         12. Lessee will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Lessor, and failing so to do, will pay as liquidated damages for the whole time such possession is withheld, the sum of 150% of the average daily rent per day, *but the provisions of this clause shall not be held as a waiver by Lessor of any right of re-entry, as hereinafter set forth, nor shall the receipt of said rent, or any part thereof, or any other act in apparent affirmance of tenancy, operate as a waiver of the right to forfeit this lease and the term hereby granted for the period still unexpired, for a breach of any of the covenants herein. Lessor may at its option treat the holding over as a new lease for one year on the same terms at monthly rent equal to 200% of the monthly rent in effect at the date of termination.

EXTRA FIRE HAZARD

         13. There shall not be allowed, kept, or used on the Premises any inflammable or explosive liquids or materials save such as may be necessary for use in the business of the Lessee, and in such case, any such substances shall be delivered in amount, and stored, and used, in accordance with the rules of the applicable Board of Underwriters and statutes and ordinances, now or hereafter in force.

RE-ENTRY

         14. If default be made in the payment of the above rent, or any part thereof, or in any of the covenants herein contained to be kept by the Lessee, it shall be lawful for Lessor at any time thereafter at his election, without notice, to declare said term ended, and to re-enter the Premises, or any part thereof, with or without process of law, and to remove Lessee, or any persons occupying the same, without prejudice to any remedies which might otherwise be used for arrears of rent, and Lessor shall have, at all times, the right to distrain for rent due, and shall have a valid and first lien upon all personal property which Lessee now owns, or may hereafter acquire, or have an interest in, whether exempt by law or not, as security for payment of the rent herein reserved.

CONFESSION OF JUDGMENT

         15. Lessee does hereby irrevocably constitute any attorney of any Court of Record in any State or of the United States, attorney for him and in his name, from time to time, to waive the issuance of process and service thereof, to waive trial by jury, to confess judgment in favor of Lessor, his heirs, executors, administrators, successors or assigns, and against Lessee, for the amount of rent which may be in default by virtue of the terms hereof, with the costs of such proceedings, and a reasonable sum for plaintiff's attorney's fees in or about the entry of said judgment, and for said purposes to file in said cause his cognovit thereof, and to make an agreement in said cognovit, or elsewhere, waiving and releasing all errors which may intervene in any such proceeding, and waiving and releasing all right of appeal and right to writ of error, and consenting to an immediate execution upon such judgment. If there be more than one lessee this warrant of attorney is given jointly and severally, and shall authorize the entry of appearance of, waiver of issuance of process and trial by jury by and confession of judgment against, any one or more of such lessees, and shall authorize the performance of every other act in the name of and on behalf of any one or more of such lessees, and Lessee hereby confirms all that said attorney may lawfully do by virtue hereof. (The power conferred by this paragraph is a continuing power, and may be exercised as frequently as occasion may require.)

FIRE AND

         16.      ***

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1-6-04

                     RIDER ATTACHED TO INDUSTRIAL LOFT LEASE
                                 BY AND BETWEEN
               AMI PARTNERS L.L.C. LESSOR AND M-WAVE INC. LESSEE

         18. DISCREPANCIES. In the event of any discrepancy between the provisions of this Rider and the printed provisions of the Lease provisions of this Rider shall govern.

         19. LATE RENT. Lessee shall pay to Lessor a late charge of five percent (5%) of any rents reserved herein if not received within five (5) days of the due date, being the first day of each month.

         20.      EXPENSES. In addition to those repairs set forth in paragraph
2. Lessee shall pay Lessor upon demand 1/2 of all taxes, maintenance, improvements, repairs, insurance, electricity, gas and other expenses of the building, parking lot and the balance of the real estate. All water used in the manufacturing process of circuit boards by American Standard Circuits, Inc. shall be paid by it.

         21. ADDITIONAL RENT. In addition to the Base Rent as set forth on page 1, Lessee shall pay Additional rent annually equal to Lessee share of the Real Estate tax increase (and any other taxes as defined below) assessed against the real estate upon which the demised Premises is located. The additional rent shall commence as of the first day of the second year of this Lease and continue on during the subsequent lease years of this lease. The percentage increase (Lessee's share) shall be 1/2 of the increase in the real estate taxes each year commencing with the base year 2003. For any partial year the Lessee shall be obligated to pay only a pro rata share of the Additional Rent based upon the number of days of the term falling within such calendar year. Commencing with the beginning of the first year Lessor shall compute the amount of Additional Rent for such calendar year estimated and based upon the last available real estate tax bill and shall deliver to Lessee a statement of such amount which shall be included pro-rata in the monthly rent. In each succeeding year Lessee shall pay any deficiency to Lessor shown on such statement within thirty (30) days after receipt of such statement. If the total of the estimated monthly installments paid by Lessee during any calendar year exceeds the actual Additional Rent amount due from Lessee for such calendar year, such excess shall, at Lessor's option, either be credited against payments next due hereunder or refunded by Lessor. Without limitation on other obligations of Lessee which shall survive the expiration of the term of this Lease, the obligations of Lessee to pay the Additional Rent shall survive the expiration of the term.

         22. DEFINITION OF TAXES. "Taxes" shall mean all real estate taxes and assessments, special or otherwise, levied or assessed upon or with respect to the Building and ad valor taxes for any personal property used in connection therewith. Should the State of Illinois, or any political subdivision thereof, or any other governmental authority having jurisdiction over the Building (i) impose a tax, assessment, charge or fee, or increase a then existing tax, assessment, charge or fee which Lessor shall be required to pay, either by way of substitution for or as a supplement to such real estate taxes or ad valorem taxes, or (ii) for or as a supplement to such ***

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1-6-04

specifically imposed as a substitution for or as a supplement to Taxes. Taxes shall also include all installments of real estate taxes and special assessments which are required to be paid during any calendar year during the term of this Lease and all fees and costs incurred by Lessor in seeking to obtain a reduction of, or limit on the increase in, any Taxes, regardless whether any reduction or limitation is actually obtained. The amount of any refund of Taxes received by Lessor shall be credited against Taxes for the year in which such refund is received. In determining the amount of Taxes for any year, the amount of special assessments to be included shall be limited to the amount of the installment (plus any interest payable thereon) of such special assessment required to be paid during such year if the Lessor had elected to have such special assessment paid over the maximum period of time permitted by law. All references to Taxes for a particular year shall be deemed to refer to Taxes paid during such year without regard to when such Taxes are assessed or levied.

         23. INCREASE IN BASE RENT. In addition to the Base Rent and payment of taxes (i.e. the Additional Rent) the rent shall increased each year in the following ratio:

                  The United States Department of Labor Producer Price Index U.
                  S. hereinafter shall be referred to as the P.P.I. for the month of December 2003. Commencing with the month of February 2005 the annual rent shall be increased by the percentage increase each December commencing with December, 2004 over December, 2003 multiplied times the first year base rent under the Lease. Thereafter the new rent including the increase shall be paid in monthly installments. In no event shall the annual rent be less than the first year base rent plus the increases to date in the percentage increase in the P.P.I. and shall never be reduced below the highest amount paid at any time under this Lease Agreement, except for any reduction in taxes.

         24. INSURANCE OBTAINED BY LESSEE. Lessee shall procure and maintain at its sole cost and expense insurance covering (a) all contents, and Lessee trade fixtures, machinery, equipment, furniture and furnishings in the premise in an amount equal to 100% of the full replacement cost under standard fire and "all risk" insurance, including, without limitation, vandalism and malicious mischief and sprinkler leakage endorsements; and (b) commercial general liability insurance for injury to or death of any person in an amount of not less than $1,500,000.00 combined single limit made by, or on behalf of, any person or persons, firm or corporation arising from, related to or connected with the Building and $2,000,000.00 for damages to property and shall name Lessor as an additional insured.

         25. WAIVER OF SUBROGATION. Each of the parties hereby waives any and all rights of recovery against the other or against any other tenant or occupant of the building, or against the officers, employees, agents, representatives, customers and business visitors of such other party or of such other tenant or occupant of the building, for loss of or damage to such waiving party or its property or the property of others under its control, arising from any cause insured against under the standard form of fire insurance policy with all permissible extension endorsements covering additional perils or under any other policy or insurance carried by waiving party in lieu ***

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1-6-04

         26. PARKING AREA. Lessee may use the parking area for the building in common with other tenants and agrees to conform with any reasonable rules and regulations Lessor may establish from time to time in connection with parking areas and driveways. In no event shall Lessee, its employees, agents, customers and invitees utilize more than 1/2 of the parking spaces without the prior written consent of Lessor.

         27. ADDITIONAL MAINTENANCE BY LESSEE. Throughout the term of this Lease, and in addition to the provisions of paragraph 2, Lessee shall provide, at its own cost and expense, maintenance and repairs of the Premises as follows:

                  (a) Lessee shall keep, maintain and repair the Premises and all mechanical and utility equipment including, without limitation, the walls, floors, ceilings, windows and doors and related hardware, heating, ventilating, air-conditioning and plumbing fixtures, equipment and lines servicing the Premises exclusively, and in full compliance with all health, safety and police laws, rules and regulations.

                  (b) Lessee shall have the right to use the loading areas serving the Building in common with the other Lessees in the Building. Lessee shall be responsible for removing all debris and refuse from the loading areas which Lessee or its agents, employees or contractors have left in the loading areas after Lessee is done using the same. Lessee shall not allow any of its trucks or any trucks delivering merchandise or material to or for Lessee to remain in the loading areas, adjacent thereto, or at the Building for any unreasonable length of time.

                  (c) Lessee shall be responsible for removing all garbage and debris from the premises at reasonable intervals or as otherwise required by applicable law. All garbage and refuse containers shall be stored in conformance with all applicable Village ordinances and in a manner calculated to avoid annoyance to other Lessees in the Building and their customers and other invitees.

                  (d) The term "disproportionate share" is defined herein to mean an amount which is used other than for normal drinking, washroom and toilet purposes.

                  (e) If Lessee fails to keep, maintain and repair the Premises and loading areas, or to remove all garbage and refuse, as hereinabove required, and should such failure continue for ten (10) days after notice from Lessor to cure such failure, Lessor may, but need not, make such repairs and replacements, or remove such garbage and refuse, and Lessee shall pay Lessor the actual incurred cost thereof forthwith upon being billed for same.

         28. ADDITIONS AND ALTERATIONS. Lessee shall not, without the prior written consent of Lessor, make any alterations, improvements or additions to the Premises, which consent shall not be unreasonably withheld or delayed. If Lessor consents to alterations, improvements or additions, it may impose reasonable conditions with respect thereto, including, without ***

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1-6-04

work, and plans and specifications plus permits necessary for such work. The work necessary to make any alterations, improvements or additions to the Premises shall be done at Lessee expense. Lessee shall promptly pay to Lessee contractors when due, the cost of all such work and of all decorating required by reason thereof. Upon completion of such work Lessee shall deliver to Lessor evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. Lessee shall defend and hold Lessor harmless from all costs, damages, liens and expenses related to such work. All work done by Lessee or its contractors shall be done in a first-class workmanlike manner using only good grades of materials and shall comply with all insurance requirements and all applicable laws and ordinances and rules and regulations of governmental departments or agencies. All permanent, attached alterations, improvements and additions to the Premises, shall without compensation to Lessee become Lessor property at the termination of this Lease by lapse of time or otherwise and shall be relinquished to Lessor in good condition, ordinary ware excepted, provided Lessor may require Lessee to remove any or all of same at the termination of this Lease and restore the premises to its original condition at Lessee's sole expense.

         29. LIENS. Lessee shall not permit the Premises to become subject to any mechanics, laborers' or materialmen's lien on account of labor or material furnished to Lessee or claimed to have been furnished to Lessee in connection with work of any character performed or claimed to have been performed on the Premises by, or at the direction of sufferance of Lessee.

         30. MECHANIC'S LIEN. Notwithstanding paragraph 4, Lessee shall not be required to pay, discharge or remove any such mechanic's lien or liens so long as Lessee shall in good faith and with reasonable diligence proceed to contest the same or the validity thereof by appropriate legal proceedings which will operate to prevent the collection of such mechanic's lien or liens so contested, or the sale of the Premises or of any part thereof, or any interest therein to satisfy the same, because of the nonpayment of any such lien or liens, provided that Lessee shall deposit with Lessor, upon demand by Lessor at any time, an amount sufficient to pay in full a sum equal to one hundred fifty (150%) per cent of the amount of such contested mechanic's lien or liens' for the purpose of paying and discharging the same in the event Lessee shall be unsuccessful in such contest. Upon the final disposition, or upon abandonment of such contest by Lessee, Lessor agrees to apply the amount deposited with it toward the payment of such lien or liens, together with all interest and costs thereon, refunding the surplus, if any, to Lessee; provided that if the amount of any such mechanic's lien or liens so contested, as finally determined, plus interest and costs, is in excess of the amount of such deposit, then Lessor shall not be required to make such payment unless Lessee shall first pay the difference between the amount of such mechanic's lien or liens, interest and costs and the mount of such deposit: and Lessee covenants and agrees to deposit with Lessor at any time on demand an amount equal to such differences: and Lessor shall have the right (but is not obligated) to pay such difference, and any difference so paid by Lessor shall be and become so much additional rent due from Lessee to Lessor. In lieu of depositing one hundred fifty (150%) percent of the amount of such contested lien. Lessee may obtain a surety bond naming the Lessor as an additional insured.

         31. FIRE AND CASUALTY If the demised Premises and/or the remainder of the building ***

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1-6-04

                  (a) To terminate this Lease as of the date of the fire of casualty by notice to the Lessee within sixty (60) days after that date: or

                  (b) To repair, restore or rehabilitate the building and/or the demised Premises at the Lessor's expense within one hundred twenty (120) days after the date of the fire or casualty, in which event the Lease shall not terminate but rent shall be abated on a per diem basis while the demised Premises are untenantable. If the Lessor elects so to repair, restore or rehabilitate the building and demised Premises and does not complete the work within said one hundred twenty
         (120) day period, Lessee may in addition to other remedies it may have, terminate this Lease as of the date of the fire or casualty by notice given thereafter to the other party not later than one hundred fifty
         (150) days after the date of the fire or casualty. In the event of the termination of the Lease pursuant to this Paragraph 31, rent shall be apportioned on a per diem basis and shall be paid only to the date of the fire or casualty.

         32. CONDEMNATION. If the Premises, or a portion thereof, which in the opinion of the Lessee would render the remaining premises untenantable shall be taken or condemned by any competent authority for any public use or purpose, then at the election of the Lessee or Lessor, exercisable by notice in writing at least thirty (30) days prior to the date of vesting of title in the condemnation authority, this Lease shall terminate, the date of termination to be the date when the possession of the portion so taken shall be required for such use or purpose. The rent payable hereunder shall be apportioned as of the date of such termination. The total award shall be payable to Lessor, and shall be its sole property. Lessee waives its rights to any portion thereof. If a portion of the Premises shall have been taken and if this Lease shall continue, then in that event, the Lessor agrees, at the Lessor's cost and expense, to immediately restore the building on the land remaining to a complete unit of like quality and character as existed prior to such taking, and all rent shall abate during the period of demolition and restoration, and thereafter the rent shall be reduced in the ratio that the floor area of the part of the Premises taken bears to the floor area of the part of the Premises taken bears to the floor area of the Premises before such taking.

         33. OPTION TO RENEW. Lessee shall have the right to extend the term of this Lease for one period of five (5) years upon the same terms and provisions as are herein contained, provided this Lease is in full force and effect and Lessee is not in default hereunder at the time of exercise of the option or at the Lessor's option at the beginning of the option period, provided that the monthly rental shall be the rent in effect in the last year of the original term of this lease for the demised premises and subject to such cost of living and other increases in each year of the option period as set forth in the original term of the lease term. In the event the Lessee desires to exercise its option to renew, written notice must be given to Lessor by Lessee at least six
(6) months but not more than nine (9) months prior to the end of the initial lease term. In the event Lessee fails to give Lessor such notice of its intent to renew within the time permitted, this option to renew shall be null and void.

         34.      ENVIRONMENTAL MATTERS.

         ***

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1-6-04

                  (a) "Premises" means: the premises, including without limitation, improvements presently and/or hereafter situated thereon or thereunder, construction material used in such improvements, surface and subsurface soil and water, and all business uses, and operations there above, thereunder and thereon and each portion thereof.

                  (b) "Environmental Law" means: All federal, state and local statutes, laws, rules, regulations, ordinances, orders, standards, permits, licenses, or other requirements (including but not limited to judicial and administrative orders, standards, decisions and decrees, and the common law), presently or hereinafter enacted, adopted, decreed, or otherwise developed together with all amendments thereto, and implementing regulations and reauthorizations thereof, which pertain to (i) environmental matters, contamination of any type whatsoever, public heath and safety, and/or employee safety and training, including, without limitation the protection, preservation, remediation, conservation, or regulation of the environment; (ii) the manufacture, storage, handling, distribution, generation, transportation, treatment, release, threatened release, or disposal of Hazardous Materials (as hereinafter defined); (iii) air, water (including surface, ground and storm water), or noise pollution; and (iv) protection of wildlife, wetlands, and natural resources, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act, U.S.C. Section 9601 et seq., all amendments and reauthorizations thereof and regulations adopted thereunder ("CERCLA"), and the Resource Conservation and Recovery Act, 42 U.S.C.
Section 6901 et seq all amendments and reauthorizations thereof and regulations adopted thereunder ("RCRA").

                  (c) "Hazardous Material" means: "hazardous substance", as defined by CERCLA; "hazardous waste", as defined by RCRA; pesticides, petroleum, crude oil or any fraction thereof; any radioactive material; and any pollutant, contaminant, hazardous, extremely hazardous, dangerous or toxic chemical, material, waste or any other substance within the meaning of any Environmental Law, or which may or could pose a hazard to the environment or the health and safety of any person at the Premises, or any person at property near the Premises, or could presently at any time in the future cause a detriment to, or impair the use or occupation of the Premises or any portion thereof.

                  (d) "Environmental Action" means: any notice of violation, correspondence, memoranda, complaint, claim, citation, demand, inquiry, report, action, or proceeding, whether formal or informal, absolute or contingent, matured or unmatured, known or unknown, brought or issued by any governmental unit, agency, or body, or any person or entity regarding the violation, threatened violation, or alleged violation of, or liability under, any Environmental Law with respect to the Premises or any activity conducted thereon.

         34.2     Indemnification by Lessee.

                           (a) Lessee shall indemnify, defend (at trial and appellate levels in such ***

1-6-04

                  charge, loss, lost profit, liability, obligation, penalty, claim, fine, litigation, demand, defense, cost, judgment, suit, proceeding, damage (including without limitation, compensatory, exemplary, punitive, actual and/or consequential damage, and compensation for damage to Lessor's reputation and goodwill), disbursement or expense of any kind or nature whatsoever (including with-out limitation, court costs, at trial and appellate levels, reasonable costs, disbursements, and expenses incurred in investigating, prosecuting, defending against, or settling any formal or informal action, suit, penalty, claim, litigation, demand, defense, complaint, investigation, inquiry or proceeding) (collectively, "Loss") which may at any time be imposed upon, incurred by or asserted or awarded against Lessor, and its respective affiliates, shareholders, directors, officers, employees, agents, representatives, successors and assigns, in connection with or arising from any of the following events:

                                    (i)      any violation, alleged violation,
                           or the assertion of liability or obligation under any Environmental Law which results from or is caused by activities, events, conditions or occurrences during the term of the Lease or while Lessee is in possession of the Premises;

                                    (ii)     any Environmental Action which
                           results from or is caused by activities, events, conditions or occurrences during the term of the Lease or which Lessee is in possession of the Premises;

                                    (iii)    the presence, manufacture,
                           generation, storage, handling, sale, distribution, transportation, treatment, release, or disposal of
                           (i) any Hazardous Material on, in, under, to from or affecting the Premises which results from or is caused by activities, events, conditions or occurrences during the term of the Lease or while Lessee is in possession of the Premises, or (ii) any Hazardous Material manufactured, generated, or otherwise present at the Premises on, in, under, to, or affecting the environment or any facility other than the Premises which results from or is caused by activities, events, conditions or occurrences during the term of the Lease or while Lessee is in possession of the Premises;

                                    (iv)     the injury, illness or death of any
                           person, including, but not limited to any officer, director, employee, agent, representative, or invitee of Lessee, arising out of or caused by the environmental condition of the Premises which results from or is caused by activities, events, conditions or occurrences during the term of the Lease or while the Lessee is in possession of the Premises.

                           (v) the destruction or loss of use of property, arising out of or caused by the environmental condition of the Premises which results from or is caused by activities or occurrences during the term of Lessee.

1-6-04

         survive the Term.

         34.3 Conflict. Notwithstanding anything to the contrary contained in this Lease, the provisions of this Paragraph 34 shall govern the rights and obligations of the parties with respect to any and all matters relating to the environment, including but not limited to contamination of any type whatsoever. In the event of a conflict between the provisions of this Paragraph 34 and any other provisions of this Lease, the provisions of this Paragraph 34 shall control.

         35. NOTICE. Notices to or other writings which either party is required to, or may wish to send to the other in connection with this Lease, shall be in writing and shall be delivered personally or sent by U.S. registered or certified mail, return receipt required, addressed as follows:

                  If to Lessor: at the address shown on page 1 of the lease

                  If to Lessee: at the address shown on page 1 of the lease

or to such other address as either party may from time to time designate in a written notice to the other. A notice served by mail shall be deemed to be served on the date when such notice is deposited in the United States mail.

         36. SUBORDINATION. Lessee agrees that from time to time, not less than five (5) days following request by Lessor, it will deliver to Lessor a statement in writing, certifying:

         That this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease, as modified, it is in full force and effect); the dates to which rent and other charges have been paid; and that Lessor is not in default, under any provisions of this Lease, or if in default, the nature thereof in detail.

         That this Lease shall be subject and subordinate at all times to the lien of any existing mortgage or mortgages and of mortgages which hereafter may be made a lien on site and/or building.

         37. AMERICANS WITH DISABILITIES ACT. Lessee shall make all additions or alterations whether structural or non-structural, ordinary or extraordinary, to the Premise necessary or required so that the Premises shall be in compliance with the requirements of the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. Section 12101 et seq. With respect to alterations, if any, undertaken by Lessee during the term of this lease. Lessee shall perform such alterations in compliance with the Americans with Disabilities Act of 1990.

         38. CONDITIONS PRECEDENT. The parties agree that this Lease shall be effective only upon the fulfillment of each of the following conditions:

                  (a) AMI Partners. L.L.C. shall have concluded the purchase from M-Wave, Inc. of the real estate commonly known as 475 Industrial Drive. West Chicago, Illinois, *** of the Equipment described below: This ***

1-6-04

                  (b) American Standard Circuits Inc. ("ASC") and M-Wave, Inc shall have concurrently herewith concluded their final agreement for a Strategic Operating Alliance pursuant to which ASC shall manufacture and sell high performance circuit boards (herein called the "Products") at the Premises for M-Wave, Inc. and which agreement will supercede the Interim Agreement for a Strategic Operating Alliance, dated as of September 2, 2003, between M-Wave and American Standard Circuits Inc.

                  (c) That AM-WAVE LLC an Illinois limited liability company shall have concluded the purchase from M-Wave Inc. of substantially all of the equipment owned by M-Wave and located in the building at 475 Industrial Drive. This lease is contingent upon the closing of said transaction.

         39. AUTHORITY. Lessee hereby represents that the execution of this lease was duly authorized by resolution adopted by the majority of its Board of Directors at a meeting duly called or by the unanimous written consent of its Board of Directors in lieu of a meeting.

         40. SALE AND LEASEBACK. Lessee hereby acknowledges that it has full knowledge of all conditions pertaining to the premises, the building in which they are located and the real estate by virtue of its having owned the real estate and prior to the execution of lease and selling the same to Lessor.

                                                    AMI PARTNERS, L.L.C., Lessor

                                                BY: /s/ ***
                                                    ----------------------------
                                                    Its Manager

                                                    M-WAVE, INC., Lessee

                                                By: /s/ ***
                                                    ----------------------------
                                                    Its ***

                               ATTACH RIDERS HERE

         Where in this instrument masculine pronouns are used, or words indicating the singular number appear, such words shall be considered as if feminine or neuter pronouns or words indicating the plural number had been used, where the context indicates the propriety of such use.

         Where in this instrument rights are given to either Lessor or Lessee, such rights shall extend to the agents, employees, or representatives of such persons.

         If this instrument is executed by a corporation, such execution has been authorized by a duly adopted resolution of the Board of Directors of such corporation.

         This lease consists of ___________ pages numbered 1 to ___________, including a rider consisting of ___________ pages, identified by Lessor and Lessee.

         IN TESTIMONY WHEREOF, the parties hereto have executed this instrument this day and year first above written.

                                     M-WAVE, INC., a Delaware corporation Lessee

_____________________________           By: ***                           (SEAL)
                                        ----------------------------------
                                           Its: ***
                                                --------------------------

_____________________________            ________________________________ (SEAL)
                                         AMI PARTNERS L.L.C., an Illinois
                                         liability company, Lessor

                                    By: ***                             (SEAL)
                                        ----------------------------------
                                           Its: Manager

                                         ________________________________ (SEAL)

                              ASSIGNMENT BY LESSOR

         On this _________________________, 19 _____ for value received, Lessor hereby transfers, assigns and sets over to _____________________________________
all right, title and interest in and to the above Lease and the rent thereby reserved, except rent due and payable prior to _____________, 19 _____.

                                        _________________________________ (SEAL)

1-6-04

                     RIDER ATTACHED TO INDUSTRIAL LOFT LEASE
                                 BY AND BETWEEN
                AMI PARTNERS L.L.C. LESSOR AND M-WAVE INC. LESSEE

         18. DISCREPANCIES. In the event of any discrepancy between the provisions of this Rider and the printed provisions of the Lease provisions of this Rider shall govern.

         19. LATE RENT. Lessee shall pay to Lessor a late charge of five percent (5%) of any rents reserved herein if not received within five (5) days of the due date, being the first day of each month.

         20. EXPENSES. In addition to those repairs set forth in paragraph 2, Lessee shall pay Lessor upon demand 1/2 of all taxes, maintenance, improvements, repairs, insurance, electricity, gas and other expenses of the building, parking lot and the balance of the real estate. All water used in the manufacturing process of circuit boards by American Standard Circuits, Inc. shall be paid by it.

         21. ADDITIONAL RENT. In addition to the Base Rent as set forth on page 1, Lessee shall pay Additional rent annually equal to Lessee share of the Real Estate tax increase (and any other taxes as defined below) assessed against the real estate upon which the demised Premises is located. The additional rent shall commence as of the first day of the second year of this Lease and continue on during the subsequent lease years of this lease. The percentage increase (Lessee's share) shall be l/2 of the increase in the real estate taxes each year commencing with the base year 2003. For any partial year the Lessee shall be obligated to pay only a pro rata share of the Additional Rent based upon the number of days of the term falling within such calendar year. Commencing with the beginning of the first year Lessor shall compute the amount of Additional Rent for such calendar year estimated and based upon the last available real estate tax bill and shall deliver to Lessee a statement of such amount which shall be included pro-rata in the monthly rent. In each succeeding year Lessee shall pay any deficiency to Lessor shown on such statement within thirty (30) days after receipt of such statement. If the total of the estimated monthly installments paid by Lessee during any calendar year exceeds the actual Additional Rent amount due from Lessee for such calendar year, such excess shall, at Lessor's option, either be credited against payments next due hereunder or refunded by Lessor. Without limitation on other obligations of Lessee which shall survive the expiration of the term of this Lease, the obligations of Lessee to pay the Additional Rent shall survive the expiration of the term.

         22. DEFINITION OF TAXES. "Taxes" shall mean all real estate taxes and assessments, special or otherwise, levied or assessed upon or with respect to the Building and ad valor taxes for any personal property used in connection therewith. Should the State of Illinois, or any political subdivision thereof, or any other governmental authority having jurisdiction over the Building (i) impose a tax, assessment, charge or fee, or increase a then existing tax, assessment, charge or fee which Lessor shall be required to pay, either by way of substitution for or as a supplement to such real estate taxes or ad valorem taxes, or (ii) for or as a supplement to such real estate taxes or ad valorem taxes, all such taxes, assessments, fees or charges shall be deemed to constitute taxes hereunder; provided, however, Taxes shall not include any income tax unless

1-6-04

specifically imposed as a substitution for or as a supplement to Taxes. Taxes shall also include all installments of real estate taxes and special assessments which are required to be paid during any calendar year during the term of this Lease and all fees and costs incurred by Lessor in seeking to obtain a reduction of, or limit on the increase in, any Taxes, regardless whether any reduction or limitation is actually obtained. The amount of any refund of Taxes received by Lessor shall be credited against Taxes for the year in which such refund is received. In determining the amount of Taxes for any year, the amount of special assessments to be included shall be limited to the amount of the installment (plus any interest payable thereon) of such special assessment required to be paid during such year if the Lessor had elected to have such special assessment paid over the maximum period of time permitted by law. All references to Taxes for a particular year shall be deemed to refer to Taxes paid during such year without regard to when such Taxes are assessed or levied.

         23. INCREASE IN BASE RENT. In addition to the Base Rent and payment of taxes (i.e. the Additional Rent) the rent shall increased each year in the following ratio:

                  The United States Department of Labor Producer Price Index U.
                  S. hereinafter shall be referred to as the P.P.I, for the month of December 2003. Commencing with the month of February 2005 the annual rent shall be increased by the percentage increase each December commencing with December, 2004 over December, 2003 multiplied times the first year base rent under the Lease. Thereafter the new rent including the increase shall be paid in monthly installments. In no event shall the annual rent be less than the first year base rent plus the increases to date in the percentage increase in the P.P.I, and shall never be reduced below the highest amount paid at any time under this Lease Agreement, except for any reduction in taxes.

         24. INSURANCE OBTAINED BY LESSEE. Lessee shall procure and maintain at its sole cost and expense insurance covering (a) all contents, and Lessee trade fixtures, machinery, equipment, furniture and furnishings in the premise in an amount equal to 100% of the full replacement cost under standard fire and "all risk" insurance, including, without limitation, vandalism and malicious mischief and sprinkler leakage endorsements; and (b) commercial general liability insurance for injury to or death of any person in an amount of not less than $1,500,000.00 combined single limit made by, or on behalf of, any person or persons, firm or corporation arising from, related to or connected with the Building and $2,000,000.00 for damages to property and shall name Lessor as an additional insured.

         25. WAIVER OF SUBROGATION. Each of the parties hereby waives any and all rights of recovery against the other or against any other tenant or occupant of the building, or against the officers, employees, agents, representatives, customers and business visitors of such other party or of such other tenant or occupant of the building, for loss of or damage to such waiving party or its property or the property of others under its control, arising from any cause insured against under the standard form of fire insurance policy with all permissible extension endorsements covering additional perils or under any other policy or insurance carried by waiving party in lieu of such fire policy. Such waiver shall be effective only so long as the same is permitted by each party's insurance carrier without the payment of additional premium.

1-6-04

         26. PARKING AREA. Lessee may use the parking area for the building in common with other tenants and agrees to conform with any reasonable rules and regulations Lessor may establish from time to time in connection with parking areas and driveways. In no event shall Lessee, its employees, agents, customers and invitees utilize more than 1/2 of the parking spaces without the prior written consent of Lessor.

         27. ADDITIONAL MAINTENANCE BY LESSEE. Throughout the term of this Lease, and in addition to the provisions of paragraph 2, Lessee shall provide, at its own cost and expense, maintenance and repairs of the Premises as follows:

                  (a) Lessee shall keep, maintain and repair the Premises and all mechanical and utility equipment including, without limitation, the walls, floors, ceilings, windows and doors and related hardware, heating, ventilating, air-conditioning and plumbing fixtures, equipment and lines servicing the Premises exclusively, and in full compliance with all health, safety and police laws, rules and regulations.

                  (b) Lessee shall have the right to use the loading areas serving the Building in common with the other Lessees in the Building. Lessee shall be responsible for removing all debris and refuse from the loading areas which Lessee or its agents, employees or contractors have left in the loading areas after Lessee is done using the same. Lessee shall not allow any of its trucks or any trucks delivering merchandise or material to or for Lessee to remain in the loading areas, adjacent thereto, or at the Building for any unreasonable length of time.

                  (c) Lessee shall be responsible for removing all garbage and debris from the premises at reasonable intervals or as otherwise required by applicable law. All garbage and refuse containers shall be stored in conformance with all applicable Village ordinances and in a manner calculated to avoid annoyance to other Lessees in the Building and their customers and other invitees.

                  (d) The term "disproportionate share" is defined herein to mean an amount which is used other than for normal drinking, washroom and toilet purposes.

                  (e) If Lessee fails to keep, maintain and repair the Premises and loading areas, or to remove all garbage and refuse, as hereinabove required, and should such failure continue for ten (10) days' after notice from Lessor to cure such failure, Lessor may, but need not, make such repairs and replacements, or remove such garbage and refuse, and Lessee shall pay Lessor the actual incurred cost thereof forthwith upon being billed for same.

         28. ADDITIONS AND ALTERATIONS. Lessee shall not, without the prior written consent of Lessor, make any alterations, improvements or additions to the Premises, which consent shall not be unreasonably withheld or delayed. If Lessor consents to alterations, improvements or additions, it may impose reasonable conditions with respect thereto, including, without limitation, requiring Lessee to furnish Lessor with security for the payment of all costs to be incurred in connection with such work, insurance against liabilities which may arise out of such

1-6-04

work, and plans and specifications plus permits necessary for such work. The work necessary to make any alterations, improvements or additions to the Premises shall be done at Lessee expense. Lessee shall promptly pay to Lessee contractors when due, the cost of all such work and of all decorating required by reason thereof. Upon completion of such work Lessee shall deliver to Lessor evidence of payment, contractors' affidavits and full and final waivers of all liens for labor, services or materials. Lessee shall defend and hold Lessor harmless from all costs, damages, liens and expenses related to such work. All work done by Lessee or its contractors shall be done in a first-class workmanlike manner using only good grades of materials and shall comply with all insurance requirements and all applicable laws and ordinances and rules and regulations of governmental departments or agencies. All permanent, attached alterations, improvements and additions to the Premises, shall without compensation to Lessee become Lessor property at the termination of this Lease by lapse of time or otherwise and shall be relinquished to Lessor in good condition, ordinary ware excepted, provided Lessor may require Lessee to remove any or all of same at the termination of this Lease and restore the premises to its original condition at Lessee's sole expense.

         29. LIENS. Lessee shall not permit the Premises to become subject to any mechanics', laborers' or materialmen's lien on account of labor or material furnished to Lessee or claimed to have been furnished to Lessee in connection with work of any character performed or claimed to have been performed on the Premises by, or at the direction of sufferance of Lessee.

         30. MECHANIC'S LIEN. Notwithstanding paragraph 4, Lessee shall not be required to pay, discharge or remove any such mechanic's lien or liens so long as Lessee shall in good faith and with reasonable diligence proceed to contest the same or the validity thereof by appropriate legal proceedings which will operate to prevent the collection of such mechanic's lien or liens so contested, or the sale of the Premises or of any part thereof, or any interest therein to satisfy the same, because of the nonpayment of any such lien or liens, provided that Lessee shall deposit with Lessor, upon demand by Lessor at any time, an amount sufficient to pay in full a sum equal to one hundred fifty (150%) per cent of the amount of such contested mechanic's lien or liens' for the purpose of paying and discharging the same in the event Lessee shall be unsuccessful in such contest. Upon the final disposition, or upon abandonment of such contest by Lessee, Lessor agrees to apply the amount deposited with it toward the payment of such lien or liens, together with all interest and costs thereon, refunding the surplus, if any, to Lessee; provided that if the amount of any such mechanic's lien or liens so contested, as finally determined, plus interest and costs, is in excess of the amount of such deposit, then Lessor shall not be required to make such payment unless Lessee shall first pay the difference between the amount of such mechanic's lien or liens, interest and costs and the mount of such deposit; and Lessee covenants and agrees to deposit with Lessor at any time on demand an amount equal to such differences; and Lessor shall have the right (but is not obligated) to pay such difference, and any difference so paid by Lessor shall be and become so much additional rent due from Lessee to Lessor. In lieu of depositing one hundred fifty (150%) percent of the amount of such contested lien, Lessee may obtain a surety bond naming the Lessor as an additional insured.

         31. FIRE AND CASUALTY. If the demised Premises and/or the remainder of the building or a portion thereof are made untenantable by fire or other casualty, the Lessor may elect:

1-6-04

                  (a) To terminate this Lease as of the date of the fire of casualty by notice to the Lessee within sixty (60) days after that date; or

                  (b) To repair, restore or rehabilitate the building and/or the demised Premises at the Lessor's expense within one hundred twenty (120) days after the date of the fire or casualty, in which event the Lease shall not terminate but rent shall be abated on a per diem basis while the demised Premises are untenantable. If the Lessor elects so to repair, restore or rehabilitate the building and demised Premises and does not complete the work within said one hundred twenty
         (120) day period, Lessee may in addition to other remedies it may have, terminate this Lease as of the date of the fire or casualty by notice given thereafter to the other party not later than one hundred fifty
         (150) days after the date of the fire or casualty. In the event of the termination of the Lease pursuant to this Paragraph 31, rent shall be apportioned on a per diem basis and shall be paid only to the date of the fire or casualty.

         32. CONDEMNATION. If the Premises, or a portion thereof, which in the opinion of the Lessee would render the remaining premises untenantable shall be taken or condemned by any competent authority for any public use or purpose, then at the election of the Lessee or Lessor, exercisable by notice in writing at least thirty (30) days prior to the date of vesting of title in the condemnation authority, this Lease shall terminate, the date of termination to be the date when the possession of the portion so taken shall be required for such use or purpose. The rent payable hereunder shall be apportioned as of the date of such termination. The total award shall be payable to Lessor, and shall be its sole property. Lessee waives its rights to any portion thereof. If a portion of the Premises shall have been taken and if this Lease shall continue, then in that event, the Lessor agrees, at the Lessor's cost and expense, to immediately restore the building on the land remaining to a complete unit of like quality and character as existed prior to such taking, and all rent shall abate during the period of demolition and restoration, and thereafter the rent shall be reduced in the ratio that the floor area of the part of the Premises taken bears to the floor area of the part of the Premises taken bears to the floor area of the Premises before such taking.

         33. OPTION TO RENEW. Lessee shall have the right to extend the term of this Lease for one period of five (5) years upon the same terms and provisions as are herein contained, provided this Lease is in full force and effect and Lessee is not in default hereunder at the time of exercise of the option or at the Lessor's option at the beginning of the option period, provided that the monthly rental shall be the rent in effect in the last year of the original term of this lease for the demised premises and subject to such cost of living and other increases in each year of the option period as set forth in the original term of the lease term. In the event the Lessee desires to exercise its option to renew, written notice must be given to Lessor by Lessee at least six
(6) months but not more than nine (9) months prior to the end of the initial lease term. In the event Lessee fails to give Lessor such notice of its intent to renew within the time permitted, this option to renew shall be null and void.

         34.      ENVIRONMENTAL MATTERS.

                  34.1     Definitions. For purposes of this Paragraph 34:

1-6-04

                  (a) "Premises" means: the premises, including without limitation, improvements presently and/or hereafter situated thereon or thereunder, construction material used in such improvements, surface and subsurface soil and water, and all business uses, and operations there above, thereunder and thereon and each portion thereof.

                  (b) "Environmental Law" means: All federal, state and local statutes, laws, rules, regulations, ordinances, orders, standards, permits, licenses, or other requirements (including but not limited to judicial and administrative orders, standards, decisions and decrees, and the common law), presently or hereinafter enacted, adopted, decreed, or otherwise developed together with all amendments thereto, and implementing regulations and reauthorizations thereof, which pertain to (i) environmental matters, contamination of any type whatsoever, public heath and safety, and/or employee safety and training, including, without limitation the protection, preservation, remediation, conservation, or regulation of the environment; (ii) the manufacture, storage, handling, distribution, generation, transportation, treatment, release, threatened release, or disposal of Hazardous Materials (as hereinafter defined); (iii) air, water (including surface, ground and storm water), or noise pollution; and
         (iv) protection of wildlife, wetlands, and natural resources, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act, U.S.C. Section 9601 et seq., all amendments and reauthorizations thereof and regulations adopted thereunder ("CERCLA"), and the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq all amendments and reauthorizations thereof and regulations adopted thereunder ("RCRA").

                  (c) "Hazardous Material" means: "hazardous substance", as defined by CERCLA; "hazardous waste", as defined by RCRA; pesticides, petroleum, crude oil or any fraction thereof; any radioactive material; and any pollutant, contaminant, hazardous, extremely hazardous, dangerous or toxic chemical, material, waste or any other substance within the meaning of any Environmental Law, or which may or could pose a hazard to the environment or the health and safety of any person at the Premises, or any person at property near the Premises, or could presently at any time in the future cause a detriment to, or impair the use or occupation of the Premises or any portion thereof.

                  (d) "Environmental Action" means: any notice of violation, correspondence, memoranda, complaint, claim, citation, demand, inquiry, report, action, or proceeding, whether formal or informal, absolute or contingent, matured or unmatured, known or unknown, brought or issued by any governmental unit, agency, or body, or any person or entity regarding the violation, threatened violation, or alleged violation of, or liability under, any Environmental Law with respect to the Premises or any activity conducted thereon.

         34.2     Indemnification by Lessee.

                           (a) Lessee shall indemnify, defend (at trial and appellate levels in such manner and with counsel, experts and consultants acceptable to Lessor, and at Lessee's sole cost) and hold Lessor harmless from and against any and all injury,

1-6-04

                  charge, loss, lost profit, liability, obligation, penalty, claim, fine, litigation, demand, defense, cost, judgment, suit, proceeding, damage (including without limitation, compensatory, exemplary, punitive, actual and/or consequential damage, and compensation for damage to Lessor's reputation and goodwill), disbursement or expense of any kind or nature whatsoever (including with-out limitation, court costs, at trial and appellate levels, reasonable costs, disbursements, and expenses incurred in investigating, prosecuting, defending against, or settling any formal or informal action, suit, penalty, claim, litigation, demand, defense, complaint, investigation, inquiry or proceeding) (collectively, "Loss") which may at any time be imposed upon, incurred by or asserted or awarded against Lessor, and its respective affiliates, shareholders, directors, officers, employees, agents, representatives, successors and assigns, in connection with or arising from any of the following events:

                                    (i)      any violation, alleged violation,
                           or the assertion of liability or obligation under any Environmental Law which results from or is caused by activities, events, conditions or occurrences during the term of the Lease or while Lessee is in possession of the Premises;

                                    (ii)     any Environmental Action which
                           results from or is caused by activities, events, conditions or occurrences during the term of the Lease or which Lessee is in possession of the Premises;

                                    (iii)    the presence, manufacture,
                           generation, storage, handling, sale, distribution, transportation, treatment, release, or disposal of
                           (i) any Hazardous Material on, in, under, to from or affecting the Premises which results from or is caused by activities, events, conditions or occurrences during the term of the Lease or while Lessee is in possession of the Premises, or (ii) any Hazardous Material manufactured, generated, or otherwise present at the Premises on, in, under, to, or affecting the environment or any facility other than the Premises which results from or is caused by activities, events, conditions or occurrences during the term of the Lease or while Lessee is in possession of the Premises;

                                    (iv)     the injury, illness or death of any
                           person, including, but not limited to any officer, director, employee, agent, representative, or invitee of Lessee, arising out of or caused by the environmental condition of the Premises which results from or is caused by activities, events, conditions or occurrences during the term of the Lease or while the Lessee is in possession of the Premises.

                           (v) the destruction or loss of use of property, arising out of or caused by the environmental condition of the Premises which results from or is caused by activities or occurrences during the term of Lessee.

                  (b) The indemnification provisions set forth in this Paragraph 34.2 shall

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1-6-04

         survive the Term.

         34.3 Conflict. Notwithstanding anything to the contrary contained in this Lease, the provisions of this Paragraph 34 shall govern the rights and obligations of the parties with respect to any and all matters relating to the environment, including but not limited to contamination of any type whatsoever. In the event of a conflict between the provisions of this Paragraph 34 and any other provisions of this Lease, the provisions of this Paragraph 34 shall control.

         35. NOTICE. Notices to or other writings which either party is required to, or may wish to send to the other in connection with this Lease, shall be in writing and shall be delivered personally or sent by U.S. registered or certified mail, return receipt required, addressed as follows:

                  If to Lessor: at the address shown on page 1 of the lease

                  If to Lessee: at the address shown on page 1 of the lease

or to such other address as either party may from time to time designate in a written notice to the other. A notice served by mail shall be deemed to be served on the date when such notice is deposited in the United States mail.

         36. SUBORDINATION. Lessee agrees that from time to time, not less than five (5) days following request by Lessor, it will deliver to Lessor a statement in writing, certifying:

         That this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease, as modified, it is in full force and effect); the dates to which rent and other charges have been paid; and that Lessor is not in default, under any provisions of this Lease, or if in default, the nature thereof in detail.

         That this Lease shall be subject and subordinate at all times to the lien of any existing mortgage or mortgages and of mortgages which hereafter may be made a lien on site and/or building.

         37. AMERICANS WITH DISABILITIES ACT. Lessee shall make all additions or alterations whether structural or non-structural, ordinary or extraordinary, to the Premise necessary or required so that the Premises shall be in compliance with the requirements of the Americans with Disabilities Act of 1990, as amended, 42 U.S.C. Section 12101 et seq. With respect to alterations, if any, undertaken by Lessee during the term of this lease, Lessee shall perform such alterations in compliance with the Americans with Disabilities Act of 1990.

         38. CONDITIONS PRECEDENT. The parties agree that this Lease shall be effective only upon the fulfillment of each of the following conditions:

                  (a) AMI Partners, L.L.C. shall have concluded the purchase from M-Wave, Inc. of the real estate commonly known as 475 Industrial Drive, West Chicago, Illinois, concurrently with the closing of the purchase of the Equipment described below. This Lease is contingent on the closing of said transactions described below.

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1-6-04

                  (b) American Standard Circuits Inc. ("ASC") and M-Wave, Inc. shall have concurrently herewith concluded their final agreement for a Strategic Operating Alliance pursuant to which ASC shall manufacture and sell high performance circuit boards (herein called the "Products") at the Premises for M-Wave, Inc. and which agreement will supercede the Interim Agreement for a Strategic Operating Alliance, dated as of September 2, 2003, between M-Wave and American Standard Circuits Inc.

                  (c) That AM Wave LCC an Illinois limited liability company shall have concluded the purchase from M-Wave Inc. of substantially all of the equipment owned by M-Wave and located in the building at 475 Industrial Drive. This lease is contingent upon the closing of said transaction.

         39. AUTHORITY. Lessee hereby represents that the execution of this lease was duly authorized by resolution adopted by the majority of its Board of Directors at a meeting duly called or by the unanimous written consent of its Board of Directors in lieu of a meeting.

         40. SALE AND LEASEBACK. Lessee hereby acknowledges that it has full knowledge of all conditions pertaining to the premises, the building in which they are located and the real estate by virtue of its having owned the real estate and prior to the execution of lease and selling the same to Lessor.

                                                    AMI PARTNERS, L.L.C., Lessor

                                                BY  /s/ ***
                                                    ----------------------------
                                                    Its Manager

                                                    M-WAVE, INC., Lessee

                                                By  /s/ ***
                                                    ----------------------------
                                                    Its ***

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